BDO         BDO SEIDMAN, LLP               233 NORTH MICHIGAN AVENUE, SUITE 2500
            ACCOUNTANTS AND CONSULTANTS    CHICAGO, ILLINOIS 60601
                                           TELEPHONE:  (312) 856-9100
                                           FAX:(312) 856-1379



July 18, 2000



Mr. Braxton Jones
Imagica Entertainment, Inc.
1518 SW 12th Avenue
P.O. Box 2121
Ocala, FL  34478

Dear Mr. Jones:

This is to confirm that the client-auditor relationship between Imagica Entertainment, Inc. (Commission File Number 33-37968A) and BDO Seidman, LLP has ceased.

                                                              Very truly yours,



                                                              BDO Seidman, LLP

cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 11-3
         450 5th Street NW
         Washington, DC  20549